U.S. Global Jets ETF
Schedule of Investments
March 31, 2021 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS - 97.7%
	Australia - 1.9%
9,974,470	Qantas Airways, Ltd.	$38,562,365
8,614,515	Sydney Airport	40,502,099
		79,064,464
	Canada - 6.5%
7,280,581	Air Canada (a)	151,497,726
863,271	Cargojet, Inc. (b)	111,448,307
		262,946,033
	China - 6.1%
48,242,992	Air China, Ltd. - H Shares	41,763,720
48,507,502	Beijing Capital International Airport Company, Ltd. - H Shares	37,749,757
89,691,457	China Eastern Airlines Corporation, Ltd. - H Shares	42,226,204
59,548,482	China Southern Airlines Company, Ltd. - H Shares	44,120,767
9,442,422	Hainan Meilan International Airport Company, Ltd. - H Shares	41,114,211
16,883,851	TravelSky Technology, Ltd. - H Shares	39,483,466
		246,458,125
	Japan - 3.0%
1,684,664	ANA Holdings, Inc.	39,132,588
1,745,859	Japan Airlines Company, Ltd.	38,945,782
843,334	Japan Airport Terminal Company, Ltd. (b)	41,433,614
		119,511,984
	Mexico - 3.8%
2,460,165	Controladora Vuela Cia de Aviacion SAB de CV - ADR (a)	35,081,953
6,169,341	Grupo Aeroportuario del Centro Norte SAB de CV	38,918,507
376,979	Grupo Aeroportuario del Pacifico SAB de CV - ADR	39,654,421
233,358	Grupo Aeroportuario del Sureste SAB de CV - ADR (a) (b)	41,488,719
		155,143,600
	Singapore - 2.0%
12,214,608	SATS, Ltd.	39,498,621
10,057,030	Singapore Airlines, Ltd.	41,493,099
		80,991,720
	Spain - 0.9%
231,053	Aena SME SA	37,473,327

	Switzerland - 1.8%
225,920	Flughafen Zurich AG	37,121,490
531,172	Wizz Air Holdings plc (a)	35,310,412
		72,431,902
	Turkey - 2.4%
1,030,685	Celebi Hava Servisi AS	35,411,951
3,358,463	Pegasus Hava Tasimaciligi AS (a)	29,325,161
20,294,813	Turk Hava Yollari AO (a)	31,337,172
		96,074,284

	United States - 69.3% (c)
3,914,541	Air Transport Services Group, Inc. (b)	114,539,469
2,437,237	Alaska Air Group, Inc.	168,681,173
637,596	Allegiant Travel Company (b)	155,611,680
18,971,000	American Airlines Group, Inc. (b)	453,406,899
8,695,817	Delta Air Lines, Inc.	419,834,044
705,230	General Dynamics Corporation	128,041,559
8,237,090	JetBlue Airways Corporation (a) (b)	167,542,411
2,687,557	Mesa Air Group, Inc. (a)	36,147,642
2,081,657	SkyWest, Inc.	113,408,673
7,185,579	Southwest Airlines Company (b)	438,751,454
4,385,665	Spirit Airlines, Inc. (a) (b)	161,831,039
7,757,935	United Airlines Holdings, Inc. (a)	446,391,579
		2,804,187,622
	TOTAL COMMON STOCKS (Cost $3,081,389,228)	3,954,283,061

	PREFERRED STOCKS - 2.1%
	Brazil - 2.1%
2,062,049	Azul SA - ADR (a) (b)	41,632,769
5,794,532	Gol Linhas Aereas Inteligentes SA - ADR (a) (b)	44,328,170
		85,960,939
	TOTAL PREFERRED STOCKS (Cost $78,311,492)	85,960,939

	SHORT-TERM INVESTMENTS- 0.3%
11,282,420	Fidelity Investments Money Market Funds - Government Portfolio, Class I, 0.01% (d)	11,282,420
	TOTAL SHORT-TERM INVESTMENTS (Costs $11,282,420)	11,282,420

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 15.0%
606,703,526	Mount Vernon Liquid Assets Portfolio, LLC, 0.12% (d) (e)	606,703,526
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $606,703,526)	606,703,526
	TOTAL INVESTMENTS - 115.1% (Cost $3,777,686,666)	4,658,229,946
	Liabilities in Excess of Other Assets - (15.1)%	(611,593,255)
	NET ASSETS - 100.0%	$4,046,636,691

	Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	All or a portion of this security is out on loan as of March 31, 2021. Total Value of securities out on loan is $584,464,293.
(c)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(d)	Rate shown is the annualized seven-day yield as of March 31, 2021.
(e)	Privately offered liquidity fund.

Summary of Fair Value Disclosure at March 31, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$3,954,283,061	$-	$-	$3,954,283,061
Preferred Stock	85,960,939	-	-	85,960,939
Short-Term Investments	11,282,420	-	-	11,282,420
Investments Purchased with Proceeds from Securities Lending	-	606,703,526	-	606,703,526
Total Investments in Securities	$4,051,526,420	$606,703,526	$-	$4,658,229,946
^ See Schedule of Investments for breakout of investments by country classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.